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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in this Registration Statement of ShopKo Stores, Inc. on Form S-8 of our report dated March 31, 2004, appearing in the Annual Report on Form 10-K of ShopKo Stores, Inc. for the year (52 weeks) ended January 31, 2004.


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DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin
August 23, 2004